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                                    FORM 8-K

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 18, 2001
                                         --------------

                        (Date of earliest event reported)

                          HOUSEHOLD INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     1-8196                   36-3121988
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

2700 Sanders Road, Prospect Heights, Illinois                     60070
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 847-564-5000



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Item 5.  Other Events

         On March 18, 2002, the Offering Committee of the Board of Directors of Household International, Inc. (the "Company") authorized the issuance and sales of 400,000 shares of 7.60% Cumulative Preferred Stock, Series 2002-A (the "Preferred Stock"), pursuant to an underwritten public offering of 16,000,000 Depositary Shares (the "Depositary Shares"), with each Depositary Share representing ownership of 1/40 of a share of the Preferred Stock. Each share of Preferred Stock is without par value and has a liquidation preference of $1,000 per share.

         The offering of the Preferred Stock and the Depositary Shares is registered as part of a Registration Statement on Form S-3 (Reg. No. 333-60510) which was declared effective on June 8, 2001. The documents filed with this Form 8-K under Item 7 are being filed as exhibits to that registration statement.

Item 7.  Financial Statements and Exhibits


         (a)  Exhibits.
              No.             Description
              ---             -----------

              1 Underwriting Agreement dated March 18, 2002 between Household International, Inc. and Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Prudential Securities Incorporated as Representatives of the Underwriters.

              3(i) Restated Certificate of Incorporation, as amended, including the Certificate of Designation, Preferences and Rights creating 400,00 shares of 7.60% Cumulative Preferred Stock, Series 2002-A, of Household International, Inc. (incorporated by reference to Exhibit 4.2 to the Company's Form 8-A Registration Statement filed on March 20, 2002).

              4 Form of Deposit Agreement dated as of March 18, 2002 among Household International, Inc., Computershare Trust Company of New York and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 3 to the Company's Form 8-A Registration Statement filed on March 20, 2002).



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOUSEHOLD INTERNATIONAL, INC.
                                           -----------------------------
                                                     (Registrant)


                                           By:   /s/ John W. Blenke
                                                 ------------------
                                                 Vice President-Corporate Law &
                                                 Assistant Secretary

Dated:   March 21, 2002
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                                  Exhibit Index

Exhibit
No.            Description
---            -----------

1. Underwriting Agreement dated March 18, 2002 between Household International, Inc. and Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Prudential Securities Incorporated as Representatives of the Underwriters.

3(i) Restated Certificate of Incorporation, as amended, including the Certificate of Designation, Preferences and Rights creating 400,00 shares of 7.60% Cumulative Preferred Stock, Series 2002-A, of Household International, Inc. (incorporated by reference to Exhibit 2 to the Company's Form 8-A Registration Statement filed on March 22, 2002).

4 Form of Deposit Agreement dated as of March 18, 2002 between Household International, Inc., Computershare Trust Company of New York and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 3 to the Company's Form 8-A Registration Statement filed on March 20,
               2002).